UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2013

HomeAway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 W. Fifth Street, Suite 300

Austin, Texas 78703

(Address of principal executive offices, including zip code)

(512) 684-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 11, 2013, HomeAway, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Stifel, Nicolaus & Company, Incorporated and Pacific Crest Securities LLC (the “Underwriters), and the selling stockholders (the “Selling Stockholders”), relating to an underwritten public offering of 6,018,630 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), of which 5,500,000 shares are being sold by the Company and 518,630 shares are being sold by the Selling Stockholders. The offering price to the public is $37.00 per share, and the Underwriters have agreed to purchase the Shares from the Company and the Selling Stockholders pursuant to the Underwriting Agreement at a price of $35.6125 per share. Under the terms of the Underwriting Agreement, the Selling Stockholders granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 902,794 shares of Common Stock.

The Shares will be issued pursuant to an automatic registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on December 10, 2013, which became effective upon filing (File No. 333-192750), and a related prospectus filed with the SEC on December 12, 2013. The closing of the offering and delivery of the Shares are expected to take place on December 17, 2013, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference in the Registration Statement. The description of the Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of December 11, 2013, by and among the Company, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Stifel, Nicolaus & Company, Incorporated, Pacific Crest Securities LLC and the Selling Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEAWAY, INC.

Date: December 12, 2013	By:	/s/ Lynn Atchison
Lynn Atchison Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of December 11, 2013, by and among the Company, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Stifel, Nicolaus & Company, Incorporated, Pacific Crest Securities LLC and the Selling Stockholders